Exhibit 10.5

Veritex Community Bank

EMPLOYEE STOCK OWNERSHIP PLAN
ADOPTION AGREEMENT

SECTION 1
EMPLOYER INFORMATION

1-1       EMPLOYER INFORMATION:

Name: Veritex Community Bank

Address:

8214 Westchester Drive

Suite 400

Dallas, Texas 75225

Telephone: (972) 349-6200

Fax: (972) 349-6155

1-2       EMPLOYER IDENTIFICATION NUMBER (EIN): 76-0752296

1-3       FORM OF BUSINESS:

☒ C-Corporation	☐ S-Corporation

1-4       EMPLOYER’S TAX YEAR END: The Employer’s tax year ends December 31

1-5       RELATED EMPLOYERS: List any Related Employers (as defined in Section 1.118 of the Plan). A Related Employer must complete a Participating Employer Adoption Page for Employees of that Related Employer to participate in this Plan. The failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b).

[Note: The failure to list all Related Employers will not jeopardize the qualified status of the Plan.]

SECTION 2
PLAN INFORMATION

2-1       PLAN NAME: Veritex Community Bank Employee Stock Ownership Plan

2-2       PLAN NUMBER: 002

2-3       PLAN YEAR:

☒ (a)        Calendar year

☐ (b)       The 12-consecutive month period ending on       each year.

☐ (c)        The Plan has a short Plan Year running from         to         .

☐ (d)       Other:

2-4       PLAN ADMINISTRATOR:

☒ (a)        The Employer identified in AA §1-1.

☐ (b)         Name:

Address:

Telephone:

© Copyright 2011	ESOP — Cycle A

Veritex Community Bank Employee Stock Ownership Plan

Section 3 — Eligible Employees

SECTION 3
ELIGIBLE EMPLOYEES

3-1                              ELIGIBLE EMPLOYEES: In addition to the Employees identified in Section 2.02 of the Plan, the following Employees are excluded from participation under the Plan. (See Sections 2.02(d) and (e) of the Plan for rules regarding the effect on Plan participation if an Employee changes between an eligible and ineligible class of employment.)

☐ (a)                  No exclusions.

☒ (b)                Collectively Bargained Employees.

☒ (c)                 Non-resident aliens who receive no compensation from the Employer which constitutes U.S. source income.

☐ (d)                   Leased Employees.

☐ (e)                    Employees paid on an hourly basis.

☐ (f)                     Employees paid on a salaried basis.

☐ (g)                    Other:

SECTION 4
MINIMUM AGE AND SERVICE REQUIREMENTS

4-1                              ELIGIBILITY REQUIREMENTS — MINIMUM AGE AND SERVICE: An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service conditions under this AA §4-1 will be eligible to participate under the Plan as of his/her Entry Date (as defined in AA §4-2 below).

(a)                                 Service Requirement. An Eligible Employee must complete the following minimum service requirements to participate in the Plan.

☒ (1)                There is no minimum service requirement for participation in the Plan.

☐ (2)                  One Year of Service (as defined in Section 2.03(a)(1) of the Plan and AA §4-3).

☐ (3)                  The completion of at least      [cannot exceed 1,000] Hours of Service during the first            months of employment or the completion of a Year of Service (as defined in AA §4-3), if earlier. [If no minimum Hours of Service are required, insert one (1) in the second blank line.]

☐ (4)                  The completion of       [cannot exceed 1,000] Hours of Service during an Eligibility Computation Period. [If this (4) is chosen, an Employee satisfies the service requirement immediately upon completion of the designated Hours of Service.]

☐ (5)                  Two (2) Years of Service. [Full and immediate vesting must be chosen under AA §8.]

☐ (6)                  Under the Elapsed Time method. See AA §4-3(c) below.

☐ (7)                  Describe eligibility conditions:

[Note: Any conditions provided under (7) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and may not cause the Plan to violate the provisions of Code §410(a).]

(b)                                 Minimum Age Requirement. An Eligible Employee (as defined in AA §3-1) must have attained the following age to participate under the Plan.

☒ (1)     There is no minimum age for Plan eligibility.

☐ (2)      Age 21.

☐ (3)      Age 20 1/2.

☐ (4)      Age            (not later than age 21).

Veritex Community Bank Employee Stock Ownership Plan

Section 4 — Minimum Age and Service Requirements

4-2                            ENTRY DATE: An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service requirements in AA §4-1 shall be eligible to participate in the Plan as of his/her Entry Date. For this purpose, the Entry Date is the following date. [Note: If any of (b) – (g) is completed, also complete one of (h) – (k).]

☒ (a)                Immediate. The date the minimum age and service requirements are satisfied (or date of hire, if no minimum age and service requirements apply).

☐ (b)                  Semi-annual. The first day of the 1st and 7th month of the Plan Year.

☐ (c)                   Quarterly. The first day of the 1st, 4th, 7th and 10th month of the Plan Year.

☐ (d)                  Monthly. The first day of each calendar month.

☐ (e)                   Payroll period. The first day of the payroll period.

☐ (f)                    The first day of the Plan Year. [if this (f) is checked, see Section 2.03(b)(2) of the Plan for special rules that apply.]

☐ (g)                   Describe Entry Date:

[Note: Any Entry Date designated in (g) must comply with the requirements of Code §410(a)(4) and must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4). See Section 2.03(b) of the Plan.]

An Eligible Employee’s Entry Date (as defined above) is determined based on when the Employee satisfies the minimum age and service requirements in AA §4-1. For this purpose, an Employee’s Entry Date is the Entry Date:

☐ (h)      next following satisfaction of the minimum age and service requirements.

☐ (i)       coinciding with or next following satisfaction of the minimum age and service requirements.

☐ (j)       nearest the satisfaction of the minimum age and service requirements.

☐ (k)      preceding the satisfaction of the minimum age and service requirements.

4-3                              DEFAULT ELIGIBILITY RULES. In applying the minimum age and service requirements under AA §4-1 above, the following default rules apply:

•                 Year of Service. An Employee earns a Year of Service for eligibility purposes upon completing 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated based on actual hours worked during the Eligibility Computation Period. (See Section 1.67 of the Plan for the definition of Hours of Service.)

•                 Eligibility Computation Period. If one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Plan Years (see Section 2.03(a)(2)(i) of the Plan). If more than one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Anniversary Years (see Section 2.03(a)(2)(ii) of the Plan).

•                 Break in Service Rules. The Nonvested Participant Break in Service rule and the One-Year Break in Service rule do NOT apply. (See Section 2.07 of the Plan.)

To override the default eligibility rules, complete the applicable sections of this AA §4-3. If this AA §4-3 is not completed, the default eligibility rules apply.

☐ (a)                  Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of        [must be less than 1,000] Hours of Service during an Eligibility Computation Period.

☐ (b)                  Eligibility Computation Period (ECP). The Plan will use Anniversary Years, unless more than one Year of Service is required under AA §4-1(a), in which case the Plan will shift to Plan Years.

☐ (c)                   Elapsed Time method. [Check this (c) only if AA §4-1(a)(6) above is also checked.] Eligibility service will be determined under the Elapsed Time method. An Eligible Employee (as defined in AA §3-1) must complete a        [not to exceed 12] month period of service to participate in the Plan. (See Section 2.03(a)(5) of the Plan.)

☒ (d)                Equivalency Method. For purposes of determining an Employee’s Hours of service for eligibility, the plan will use the Equivalency Method (as defined in Section 2.03(a)(4) of the Plan). The Equivalency Method will apply to:

☐ (1)      All Employees.

☒ (2)     Only Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, eligibility will be determined based on actual hours worked.

If this (d) is checked, Hours of Service for eligibility will be determined under the following Equivalency Method.

☒ (3)     Monthly. 190 Hours of Service for each month worked.

☐ (4)      Daily. 10 Hours of Service for each day worked.

☐ (5)      Weekly. 45 Hours of Service for each week worked.

☐ (6)      Semi-monthly. 95 Hours of Service for each semi-monthly period worked.

☐ (e)                   Nonvested Participant Break in Service rule applies. Service earned prior to a Nonvested Participant Break in Service will be disregarded in applying the eligibility rules. (See Section 2.07(b) of the Plan.)

☐ (f)                    One-Year Break in Service rule applies. The One-Year Break in Service rule (as defined in Section 2.07(d) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service.

4-4                              EFFECTIVE DATE OF MINIMUM AGE AND SERVICE REQUIREMENTS. The minimum age and/or service requirements under AA §4-1 apply to all Employees under the Plan. An Employee will participate as of his/her Entry Date, taking into account all service with the Employer, including service earned prior to the Effective Date.

To allow Employees hired on a specified date to enter the Plan without regard to the minimum age and/or service conditions, complete this AA §4-4.

☒           An Eligible Employee who is employed by the Employer on the following date will become eligible to enter the Plan on such date:

☐ (a)      the Effective Date of this Plan (as designated in subsection (a) or (b) of the Employer Signature Page, as applicable)

☒ (b)     1-1-2013 [insert date]

An Eligible Employee who is employed on the designated date will become eligible to participate in the Plan without regard to the

☒ (c)      minimum service

☒ (d)     minimum age

requirements under AA §4-1 above.

4-5                              SERVICE WITH PREDECESSOR EMPLOYER. If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer is automatically counted for eligibility, vesting and for purposes of applying any allocation conditions under AA §6-5.

In addition, service with the following Predecessor Employers also will be counted for purposes of determining eligibility, vesting and allocation conditions under this Plan. (See Sections 2.06, 3.09(d) and 7.06 of the Plan.)

☐ (a)                  Identify Predecessor Employer(s):

☐ (b)                  The following special rules apply:

[Use this (b) to impose limits on the service that will be taken into account with a Predecessor Employer for determining eligibility, vesting and allocation conditions. For example, if service with a Predecessor Employer will not be taken into account in the same manner in applying eligibility, vesting and allocation conditions, the limits applicable to such service may be identified in (b). Any limits imposed under this (b) may not cause the Plan to violate the nondiscrimination requirements under Treas. Reg. §1.401(a)(4).]

SECTION 5
COMPENSATION DEFINITIONS

5-1                              TOTAL COMPENSATION. Total Compensation is based on the definition set forth under this AA §5-1. See Section 1.123 of the Plan for a specific definition of the various types of Total Compensation.

☒ (a)     W-2 Wages

☐ (b)      Code §415 Compensation.

☐ (c)      Wages under Code §3401(a).

[For purposes of determining Total Compensation, each definition includes Elective Deferrals, pre-tax contributions to a Code §125 cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4).]

5-2                              PLAN COMPENSATION: Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions described below.

☐ (a)      No exclusions.

☐ (b)      Elective Deferrals (as defined in Section 1.48 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.

☐ (c)      All fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.

☐ (d)      Compensation above $          is excluded.

☐ (e)      Amounts received as a bonus are excluded.

Veritex Community Bank Employee Stock Ownership Plan

Section 5 — Compensation Definitions

☐ (f)                    Amounts received as commissions are excluded.

☐ (g)                   Overtime payments are excluded.

☐ (h)                  Amounts received for services performed for a non-signatory Related Employer are excluded.

☐ (i)                      “Deemed §125 compensation” as defined in Section 1.123 of the Plan.

☐ (j)                     Amounts received after termination of employment are excluded (see Section 1.123 of the Plan).

☐ (k)                  Differential Pay (as defined in Section 15.05(b) of the Plan)

☒ (l)                    Describe adjustments to Plan Compensation: telephone allowance, car allowance, and taxable amounts attributable to Group Term Life Insurance.

5-3                              PERIOD FOR DETERMINING COMPENSATION.

(a)              Compensation Period. Plan Compensation will be determined on the basis of the following period(s). [If (2), (3) or (4) is checked, any reference to the Plan Year as it refers to Plan Compensation will be deemed to be a reference to the period designated below.]

☒ (1)            The Plan Year.

☐ (2)            The calendar year ending in the Plan Year.

☐ (3)            The Employer’s fiscal tax year ending in the Plan Year.

☐ (4)            The 12-month period ending on          which ends during the Plan Year.

(b)              Compensation while a Participant. In determining Plan Compensation, only compensation earned while an individual is a Participant under the Plan will be taken into account.

To count compensation for the entire Plan Year, including compensation earned while an individual is not a Participant, check below.

☐      All compensation earned during the Plan Year will be taken into account, including compensation earned while an individual is not a Participant.

SECTION 6
EMPLOYER CONTRIBUTIONS

6-1                              EMPLOYER CONTRIBUTIONS: The Employer will contribute to the Plan each Plan Year the amount determined under the Employer Contribution formula designated in AA §6-2 below.

6-2                              EMPLOYER CONTRIBUTION FORMULAS: For the period designated in AA §6-4 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-5 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3.

☒ (a)     Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.

☐ (b)      Fixed contribution.

☐ (1)               % of each Participant’s Plan Compensation.

☐ (2)      $        for each Participant.

☐ (c)     Describe:

6-3                              ALLOCATION FORMULA.

☐ (a)      Pro rata allocation. The Employer Contribution under AA §6-2 will be allocated as a uniform percentage of Plan Compensation or as a uniform dollar amount. If a fixed Employer Contribution is selected in AA §6-2(b), the Employer Contribution will be allocated in accordance with the selections made in AA §6-2(b).

Veritex Community Bank Employee Stock Ownership Plan

Section 6 — Employer Contributions

☒ (b)    Describe: The Employer Contribution under AA §6-2 will be allocated as a matching contribution to each Participant’s Account based on the amount each Participant contributes as an Employer Elective Contribution under the Veritex Community Bank 401(k) Plan. Additionally, the Employer will allocate such amount of the Employer Contribution under AA §6-2 as is not allocated as a matching contribution to each Participant’s Account as a uniform percentage of Plan Compensation or a uniform dollar amount.

[Note: Any allocation formula described in this subsection (b) must satisfy the definitely determinable allocation requirement under Treas. Reg. §1.401-1 (b)(1)(ii).]

6-4                              SPECIAL RULES. No special rules apply with respect to Employer Contributions under the Plan, except to the extent designated under this AA §6-4.

☐ (a)      Period for determining Employer Contributions. In determining the amount of the Employer Contributions to be allocated under this AA §6, the Employer Contribution will be based on Plan Compensation earned during the Plan Year.

Alternatively, the Employer may elect to base the Employer Contributions on Plan Compensation earned during the following period.

☐ (1) Plan Year quarter	☐ (2) calendar month

☐ (3) payroll period ☐ (4)	Other:

[Note: Although Employer Contributions are determined on the basis of Plan Compensation earned during the period designated under this subsection (a), this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Employer Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415-6, regardless of the period selected under this subsection (a).]

☐ (b)     Contribution limits. Employer Contributions will be limited as follows:

☐ (c)     Top Heavy contribution. If this (c) is checked, any Top Heavy minimum contribution required under Section 4 of the Plan will be allocated to all Participants, including Key Employees.

6-5       ALLOCATION CONDITIONS. A Participant who has otherwise satisfied all conditions to receive an Employer Contribution, must satisfy any allocation conditions designated under this AA §6-5 to receive an allocation of Employer Contributions under the Plan. [Note: See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6-5.]

☐ (a)    No allocation conditions apply with respect to Employer Contributions under the Plan.

☐ (b)      Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:

☐ (1)              (not to exceed 500) Hours of Service during the Plan Year.

☐ (2)              (not more than 91) consecutive days of employment with the Employer during the Plan Year.

☒ (c)      Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.

☒ (d)     Minimum service condition. An Employee must be credited with at least:

☒ (1)      1,000 Hours of Service (not to exceed 1,000) during the Plan Year.

☐ (2)              (not more than 182) consecutive days of employment with the Employer during the Plan Year.

☐ (e)      Application to a specified period. The allocation conditions selected under this AA §6-5 apply on the basis of the Plan Year. If the Employer will base its Employer Contributions on a periodic basis (as designated in AA §6-5(a)), this (e) may be checked to allow the allocation conditions under this AA §6-5 to be applied with respect to such period. (See Section 3.09(a) of the Plan.)

☒ (f)    Exceptions.

☒ (1)       The above allocation condition(s) will not apply if the Employee:

☒ (i)       dies during the Plan Year.

☒ (ii)      terminates employment due to becoming Disabled.

☒ (iii)     terminates employment after attainment of Normal Retirement Age in the current Plan Year or any prior Plan Year.

☐ (iv)     terminates employment after attainment of Early Retirement Age in the current Plan Year or any prior Plan Year.

☐ (2)        The exceptions selected under (f)(1) do not apply to:

☐ (i)       the employment condition under subsection (c) above.

☐ (ii)      the minimum service condition under subsection (d) above.

SECTION 7
RETIREMENT AGES

7-1        NORMAL RETIREMENT AGE: Normal Retirement Age under the Plan is:

☒ (a)                Age 65 (not to exceed 65).

☐ (b)                  The later of (1) age      (not to exceed 65) or (2) the     (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

☐ (c)                                                                            (may not be later than the maximum age permitted under subsection (b)).

7-2        EARLY RETIREMENT AGE:

☐ (a)      There is no Early Retirement Age under the Plan.

☒ (b)     A Participant reaches Early Retirement Age if he/she is still employed after attainment of each of the following:

☒ (1)    Attainment of age 59 1/2

☐ (2)     The        anniversary of the date the Employee commenced participation in the Plan, and/or

☐ (3)     The completion of        Years of Service, determined as follows:

☐ (i)         Same as for eligibility.

☐ (ii)        Same as for vesting.

SECTION 8
VESTING AND FORFEITURES

8-1          VESTING OF EMPLOYER CONTRIBUTIONS. The Employer Contributions authorized under AA §6 will vest in accordance with the vesting schedule designated under AA §8-2 and AA §8-3, as applicable.

8-2          VESTING SCHEDULE. See Section 7.02(a) of the Plan for a description of the various vesting schedules under this AA §8-2.

☐ (a)    Full and immediate vesting.

☐ (b)    Three-year cliff vesting schedule

☐ (c)     Six-year graded vesting schedule

☒ (d)    Modified vesting schedule

20% after 1 Year of Service

40% after 2 Years of Service

60% after 3 Years of Service

80% after 4 Years of Service

100% after 5 Years of Service

100% after 6 Years of Service

[Note: If a modified vesting schedule is selected, the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

Veritex Community Bank Employee Stock Ownership Plan

Section 8 — Vesting and Forfeitures

8-3                              TOP HEAVY VESTING SCHEDULE. The schedule elected in AA §8-2 also applies when the Plan is a Top-Heavy Plan.

8-4                              VESTING SERVICE. In applying the vesting schedules under this AA §8, the following service with the Employer is excluded.

☒ (a)                None, all service with the Employer counts for vesting purposes.

☐ (b)                  Service before the original Effective Date of this Plan (or a Predecessor Plan) is excluded.

☐ (c)                Service completed before the Employee’s                     (not to exceed 18th) birthday is excluded.

[Note: See Section 7.06 of the Plan and AA §4-5 for rules regarding the crediting of service with Predecessor Employers for purposes of vesting under the Plan.]

8-5                              VESTING UPON DEATH, DISABILITY OR EARLY RETIREMENT AGE. An Employee’s vesting percentage increases to 100% if, while employed with the Employer, the Employee

☒ (a)                dies

☒ (b)                terminates employment due to becoming Disabled

☐ (c)                   reaches Early Retirement Age

8-6                              MODIFICATION OF DEFAULT VESTING RULES. In applying the vesting requirements under this AA §8, the following default rules apply.

•                 Year of Service. An Employee earns a Year of Service for vesting purposes upon completing 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated based on actual hours worked during the Vesting Computation Period.

•                 Vesting Computation Period. The Vesting Computation Period is the Plan Year.

•                 Break in Service Rules. The Nonvested Participant Break in Service rule and One-Year Break in Service rules do NOT apply. (See Section 7.07 of the Plan.)

To override the default vesting rules, complete the applicable sections of this AA §8-6. If this AA §8-6 is not completed, the default vesting rules apply.

☐ (a)                  Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of              [must be less than 1,000] Hours of Service during a Vesting Computation Period.

☐ (b)                  Vesting Computation Period (VCP). Instead of the Plan Year, the Vesting Computation Period is:

☐ (1)                  The 12-month period beginning with the anniversary of the Employee’s date of hire.

☐ (2)               Describe:

[Note: Any Vesting Computation Period described in (2) must be a 12-consecutive month period and must apply uniformly to all Participants.]

☐ (c)                   Elapsed Time Method. Vesting service will be determined under the Elapsed Time Method. (See Section 7.03(b) of the Plan.)

☐ (d)                  Equivalency Method. For purposes of determining an Employee’s Hours of Service for vesting, the Plan will use the Equivalency Method (as defined in Section 7.03(a)(2) of the Plan). The Equivalency Method will apply to:

☐ (1)                  All Employees.

☐ (2)                  Only to Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, vesting will be determined based on actual hours worked.

If this (d) is checked, Hours of Service for vesting will be determined under the following Equivalency Method.

☐ (3)                  Monthly. 190 Hours of Service for each month worked.

☐ (4)                  Daily. 10 Hours of Service for each day worked.

☐ (5)                  Weekly. 45 Hours of Service for each week worked.

☐ (6)                  Semi-monthly. 95 Hours of Service for each semi-monthly period.

☐ (e)                   Nonvested Participant Break in Service rule applies. Service earned prior to a Nonvested Participant Break in Service will be disregarded in applying the vesting rules. (See Section 7.07(c) of the Plan).

☐ (f)                    One-Year Break in Service rule applies. The One-Year Break in Service rule (as defined in Section 7.07(b) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service.

☒ (g)                 Special vesting provisions. No special vesting provisions apply unless designated under this subsection (g): In the event the Employer acquires another organization, for purposes of calculating the Years of Service for vesting purposes,  the number of Years of Service shall be counted from the date of the Employer’s acquisition of the other organization.  If a “Change of Control” occurs, each Participant in the Plan shall become 100% vested in their accounts. For this  purpose, “Change of Control” shall mean: (i) the consummation of a merger or consolidation of the Employer with or  into another entity or any other Company reorganization, if persons who were not stockholders of the Company  immediately prior to such merger, consolidation or other reorganization own immediately after such merger,  consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the  continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or (ii) the sale, transfer or disposition of all or substantially all of the Company’s assets.

[Note: Any special vesting provision designated in subsection (g) must satisfy the requirements of Code §411(a) and must satisfy the nondiscrimination requirements under §1.401(a)(4) of the regulations.]

8-7                              ALLOCATION OF FORFEITURES. Any forfeitures occurring during a Plan Year will be:

☐ (a)                  Reallocated as additional Employer Contributions.

☒ (b)                Used to reduce Employer Contributions.

For purposes of this AA § 8-7, forfeitures will be applied:

☒ (c)                 for the Plan Year in which the forfeiture occurs.

☐ (d)                  for the Plan Year following the Plan Year in which the forfeitures occur.

Prior to applying forfeitures under this AA §8-7:

☒ (e)                 Forfeitures will be used to pay Plan expenses.

☐ (f)                    Forfeitures will not be used to pay Plan expenses.

8-8                              CASH-OUT RULES. If a terminated Participant receives a complete distribution of his/her vested Account Balance while still entitled to an additional allocation, the Cash-Out Distribution forfeiture provisions do not apply until the Participant receives a distribution of the additional amounts to be allocated. (See Section 7.10(a)(1) of the Plan.)

To modify the default Cash-Out Distribution forfeiture rules, complete this AA §8-8.

☐                                    The Cash-Out Distribution forfeiture provisions will apply if a terminated Participant takes a complete distribution, regardless of any additional allocations during the Plan Year.

SECTION 9
DISTRIBUTION PROVISIONS — TERMINATION OF EMPLOYMENT

9-1                              AVAILABLE FORMS OF DISTRIBUTION.

Lump sum distribution. A Participant may take a distribution of his/her entire vested Account Balance in a single lump sum. The Plan Administrator may, in its discretion, permit Participants to take distributions of less than their entire vested Account Balance provided, if the Plan Administrator permits multiple distributions, all Participants are allowed to take multiple distributions upon termination of employment. In addition, the Plan Administrator may permit a Participant to take an installment distribution solely to the extent necessary to satisfy the required minimum distribution rules under Section 8 of the Plan. (See Section 8.03 of the Plan for special rules regarding the distribution of Company Stock.)

Additional distribution options. To provide for additional distribution options, check the applicable distribution forms under this AA §9-1. If a lump sum distribution will not be provided under the Plan, check (c) below and indicate that no lump sum distribution is available under the Plan.

☐ (a)                  Installment distributions. A Participant may take a distribution over a specified period not to exceed the life or life expectancy of the Participant (and a designated beneficiary).

☐ (b)                  Annuity distributions. A Participant may elect to have the Plan Administrator use the Participant’s vested Account Balance to purchase an annuity as described in Section 8.02 of the Plan.

☒ (c)                 Describe: Partial withdrawals for Required Minimum Distributions.

[Note: Any distribution option described in (c) will apply uniformly to all Participants under the Plan.]

[Name of Plan]

Section 9 – Distribution Provisions

9-2               QUALIFIED JOINT AND SURVIVOR ANNUITY RULES. This Plan is not subject to the Qualified Joint and Survivor Annuity rules, except to the extent required under Section 9.01 of the Plan (e.g., if the Plan is a Transferee Plan). Upon termination of employment, a Participant may receive a distribution from the Plan, in accordance with the provisions of AA §9-3, in any form allowed under AA §9-1. (If any portion of this Plan is subject to the Qualified Joint and Survivor Annuity rules, the QJSA and QPSA provisions will automatically apply to such portion of the Plan.)

To override this default provision, complete the applicable sections of this AA §9-2.

☐ (a)                  Qualified Joint and Survivor Annuity rules. Check this (a) to apply the Qualified Joint and Survivor Annuity rules to the entire Plan. If this (a) is checked, all distributions from the Plan must satisfy the QJSA and QPSA requirements under Section 9 of the Plan, with the following modifications:

☐ (1)                  No modifications.

☐ (2)                  Modified QJSA benefit. Instead of a 50% survivor benefit, the spouse’s survivor benefit is:

☐ (i)                      100%.             ☐ (ii)                   75%.                    ☐ (iii)                66-2/3%.

☐ (3)                  Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.

☐ (b)                  One-year marriage rule. The one-year marriage rule does not apply unless this (b) is checked. See Section
9.04(c)(2) of the Plan.

9-3                    TIMING OF DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT.

(a)         Distribution of vested Account Balances exceeding $5,000. A Participant who terminates employment with a vested Account Balance exceeding $5,000 may receive a distribution of his/her vested Account Balance in any form permitted under AA §9-1 within a reasonable period following:

☒ (1)                the date the Participant terminates employment.

☐ (2)                  the last day of the Plan Year during which the Participant terminates employment.

☐ (3)                  the first Valuation Date following the Participant’s termination of employment.

☐ (4)                  the completion of                        Breaks in Service.

☐ (5)                  the end of the calendar quarter following the date the Participant terminates employment.

☐ (6)                  attainment of Normal Retirement Age, death or becoming Disabled.

☐(7)                     Describe:
[Note: Any distribution event described in (7) will apply uniformly to all Participants under the Plan.]

(b)         Distribution of vested Account Balances not exceeding $5,000. A Participant who terminates employment with a vested Account Balance that does not exceed $5,000 may receive a lump sum distribution of his/her vested Account Balance within a reasonable period following:

☒ (1)                the date the Participant terminates employment.

☐ (2)                  the last day of the Plan Year during which the Participant terminates employment.

☐ (3)                  the first Valuation Date following the Participant’s termination of employment.

☐ (4)                  Describe:
[Note: Any distribution event described in (4) will apply uniformly to all Participants under the Plan.]

9-4                    DISTRIBUTION UPON DISABILITY

(a)         Termination of Disabled Employee. A Participant who terminates employment on account of becoming Disabled may receive a distribution of his/her vested Account Balance in the same manner as a regular distribution upon termination, unless provided otherwise under this AA §9-4(a).

☐ (1)                  Distribution will be made as soon as reasonable following the date the Participant terminates on account of becoming Disabled.

☐ (2)                  Distribution will be made as soon as reasonable following the last day of the Plan Year during which the Participant terminates on account of becoming Disabled.

☐ (3)                  Describe:
[Note: Any distribution event described in (3) will apply uniformly to all Participants under the Plan.]

(b)                                 Definition of Disabled. A Participant is treated as Disabled if such Participant satisfies the conditions in Section 1.38 of the Plan.

To override this default definition, check below and insert the definition of Disabled to be used under the Plan.

☐                      Alternative definition of Disabled:

9-5                              SPECIAL RULES.

(a)                                 Availability of Involuntary Cash-Out Distributions. A Participant who terminates employment with a vested Account Balance of $5,000 or less will receive an Involuntary Cash-Out Distribution, subject to the Automatic Rollover provisions under Section 8.07 of the Plan.

Alternatively, an Involuntary Cash-Out Distribution will be made to the following terminated Participants.

☐ (1)                  No Involuntary Cash-Out Distributions. The Plan does not provide for Involuntary Cash-Out Distributions.A terminated Participant must consent to any distribution from the Plan. (See Section 14.03(b) of the Plan for special rules upon Plan termination.)

☐ (2)                  Lower Involuntary Cash-Out Distribution threshold. A terminated Participant will receive an Involuntary Cash-Out Distribution only if the Participant’s vested Account Balance is less than or equal to:

☐ (i) $1,000

☐ (ii) $            (must be less than $5,000)

(b)                                 Application of Automatic Rollover rules. The Automatic Rollover rules described in Section 8.07 of the Plan do not apply to any Involuntary Cash-Out Distribution below $1,000 (to the extent available under the Plan).

To override this default provision, check this subsection (b).

☐                                    Check this (b) to apply the Automatic Rollover provisions under Section 8.07 of the Plan to all Involuntary Cash-Out Distributions (including those below $1,000).

(c)                                  Treatment of Rollover Contributions. Unless elected otherwise under this (c), Rollover Contributions will be excluded in determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold for purposes of applying the distribution rules under this AA §9 and Section 8.05(a) of the Plan. To include Rollover Contributions for purposes of applying the Plan’s distribution rules, check below.

☐                                    In determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold, Rollover Contributions will be included.

[Note: This (c) should be checked if a lower Involuntary Cash-Out Distribution is selected in (a)(2) above in order to avoid the Automatic Rollover provisions described in Section 8.07 of the Plan. Failure to check this (c) could cause the Plan to be subject to the Automatic Rollover provisions if a Participant receives a distribution attributable to Rollover Contributions that exceeds $1,000.]

(d)                                 Distribution upon attainment of stated age. A Participant must consent to a distribution from the Plan at any time prior to attainment of the Participant’s Required Beginning Date.

To allow for involuntary distribution upon attainment of Normal Retirement Age (or age 62, if later), check below.

☐                                    A distribution from the Plan will be made to a terminated Participant without the Participant’s consent, regardless of the value of such Participant’s vested Account Balance, upon attainment of Normal Retirement Age (or age 62, if later).

9-6                              MODIFICATION OF DIVERSIFICATION ELECTION. A Participant’s diversification election under Section 12.06 is modified in the following manner:

☐ (a)                  Distribution in Company Stock. Any distribution made under Section 12.06(a)(2) will be made in whole shares of Company Stock with fractional shares paid in cash. [If this (a) is not checked, any distribution made under Section 12.06(a)(2) will be paid in cash.]

☐ (b)                  Modification of available options. The diversification options in Section 12.06 are modified as follows:

[This (b) may be used to modify or limit the availability of any of the diversification options listed in Section 12.06 of the BPD. For example, this (b) may be used to restrict the ability of Qualified Participants’ to direct the investment of their Company Stock Account as permitted under Section 1 2.06(a)(1) of the BPD.]

9-7                              DISTRIBUTION OF S CORPORATION STOCK. If the Plan holds S Corporation stock, a Participant may elect to receive a distribution in cash or stock, unless designated otherwise under this AA §9-7.

☐                 If the Plan holds S Corporation stock, a Participant may only receive a distribution in the form of cash, without regard to any Participant election to the contrary. [Note: This AA §9-7 only applies if the Employer has made an election under Code §1362(a) to be taxed as an S Corporation.]

SECTION 10

IN-SERVICE DISTRIBUTIONS AND REQUIRED MINIMUM DISTRIBUTIONS

10-1                       AVAILABILITY OF IN-SERVICE DISTRIBUTIONS. A Participant may withdraw all or any portion of his/her vested Account Balance, to the extent designated, upon the occurrence of the event(s) selected under this AA §10-1.

☒ (a)                No in-service distributions are permitted.

☐ (b)                  Attainment of age         .

☐ (c)                   A Hardship (that satisfies the safe harbor rules under Section 8.11(d)(1) of the Plan).

☐ (d)                  A non-safe harbor Hardship described in Section 8.11(d)(2) of the Plan.

☐ (e)                   Attainment of Normal Retirement Age.

☐ (f)                    Attainment of Early Retirement Age.

☐ (g)               The Participant has participated in the Plan for at least                    (cannot be less than 60) months.

☐ (h)                  The amounts being withdrawn have been held in the Trust for at least two years.

☐ (i)                      Describe:

10-2                       SPECIAL DISTRIBUTION RULES. No special distribution rules apply, unless specifically provided under this AA §10-2.

☐ (a)                  In-service distributions will only be permitted if the Participant is 100% vested in the amounts being withdrawn.

☐ (b)              A Participant may take no more than               in-service distribution(s) in a Plan Year.

☐ (c)               A Participant may not take an in-service distribution of less than $                     (may not exceed $1,000).

☐ (d)                  If a Hardship distribution is permitted in AA §10-1 above, a Participant may take such a Hardship distribution after termination of employment.

☐ (e)                   If a Hardship distribution is permitted in AA §10-1, the hardship distribution provisions apply with respect to primary beneficiaries as described in Section 8.11(d)(4) of the Plan.

☐ (f)                    Describe:

[Note: Any special rules described in (f) will apply uniformly to all Participants under the Plan.]

10-3                       REQUIRED BEGINNING DATE – NON-5% OWNERS. In applying the required minimum distribution rules under Section 8.13 of the Plan, the Required Beginning Date for non-5% owners is:

☒ (a)                the later of attainment of age 70 1/2 or termination of employment.

☐ (b)                  the date the Employee attains age 70 1/2, even if the Employee is still employed with the Employer.

10-4                       REQUIRED DISTRIBUTIONS AFTER DEATH. If a Participant dies before distributions begin and there is a Designated Beneficiary, the Participant or Beneficiary may elect on an individual basis whether the 5-year rule (as described in Section 8.13(e)(1) of the Plan) or the life expectancy method described under Sections 8.13(a) and (c) of the Plan apply. (See Section 8.13(e)(2) of the Plan for rules regarding the timing of an election authorized under this AA §10-4.)

Alternatively, if selected below, any death distributions to a Designated Beneficiary will be made under the 5-year rule (as described in Section 8.13(e)(1) of the Plan.

☐            The five-year rule under Section 8.13(e)(1) of the Plan applies (instead of the life expectancy method). This election applies to:

☐ (a)                  All distributions.

☐ (b)                  The following distributions:

Veritex Community Bank Employee Stock Ownership Plan

Section 11 — Miscellaneous Provisions

SECTION 11

MISCELLANEOUS PROVISIONS

11-1                       VALUATION DATES. The Plan is valued annually, as of the last day of the Plan Year. In addition, the Plan will be valued on the following dates: (See Section 10.02 of the Plan for valuation rules that apply with respect to the Company Stock Account.)

☐ (a)                  Daily. The Plan is valued at the end of each business day during which the New York Stock Exchange is open.

☐ (b)                  Monthly. The Plan is valued at the end of each month of the Plan Year.

☐ (c)                   Quarterly. The Plan is valued at the end of each Plan Year quarter.

☐ (d)                  Describe:

[Note: The Employer may elect operationally to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.]

11-2                       DEFINITION OF HIGHLY COMPENSATED EMPLOYEE. In determining which Employees are Highly Compensated (as defined in Section 1.65 of the Plan), the following rules apply:

☒ (a)                     The Top-Paid Group Test does not apply.

☐ (b)                       The Top-Paid Group Test applies.

☐ (c)                   The Calendar Year Election applies. [This (c) may be chosen only if the Plan Year is not the calendar year. If this (c) is not selected, the determination of Highly Compensated Employees is based on the Plan Year. See Section 1.65(d) of the Plan.]

11-3                       SPECIAL RULES FOR APPLYING THE CODE §415 LIMITATION. The provisions under Section 5.03 of the Plan apply for purposes of determining the Code §415 Limitation.

Complete this AA §11-3 to override the default provisions that apply in determining the Code §415 Limitation under Section 5.03 of the Plan.

☐ (a)              Limitation Year. Instead of the Plan Year, the Limitation Year is the 12-month period ending           .

[Note: If the Plan has a short Plan Year for the first year of establishment, the Limitation Year is deemed to be the 12-month period ending on the last day of the short Plan Year, unless provided otherwise in (c) below.]

☐ (b)                  Imputed compensation. For purposes of applying the Code §415 Limitation, Total Compensation includes imputed compensation for a Nonhighly Compensated Participant who terminates employment on account of becoming Disabled. (See Section 5.03(c)(7)(iii) of the Plan.)

☐ (c)                   Inclusion of Forfeitures and Interest from Annual Additions. If this subsection (c) is checked, forfeitures of Company Stock that was acquired with the proceeds of a loan described under Code §404(a)(9)(A) and Employer Contributions which are deductible under Code §404(a)(9)(B and charged against the Particpant’s Account are treated as Annual Additions.

[Note: If this (c) is not checked, such forfeitures and Employer Contributions are not treated as Annual Additions provided no more than 1/3 of the Employer Contributions for a Limitation Year which are deductible under Code §404(a)(9) are allocated to Highly Compensated Employees. See Section 5.03(c)(1) of the Plan.]

☐ (d)                  Special rules. Instead of the default provisions under Article 5.03 of the Plan, the following rules apply:

11-4                       SPECIAL RULES FOR MORE THAN ONE PLAN.

(a)                                 Top Heavy minimum contribution — Defined Contribution Plan. If the Employer maintains this Plan and one or more Defined Contribution Plans, any Top Heavy minimum contributions will be provided under this Plan. (See Section 4.04(e)(1) of the Plan.)

To provide the Top Heavy minimum contributions under another Defined Contribution Plan, complete (1) and/or (2) below:

☒ (1)                The Top Heavy minimum contribution will be provided in the following Defined Contribution Plan maintained by the Employer: Veritex Community Bank 401(k) Plan

☐ (2)                  Describe any special rules for providing the Top Heavy minimum contribution:

(b)                                 Top Heavy minimum contribution — Defined Benefit Plan. If the Employer maintains this Plan and one or more Defined Benefit Plans, any Top Heavy minimum contributions will be provided under this Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year. (See Section 4.04(e)(2) of the Plan.)

To provide the Top Heavy minimum benefit under a Defined Benefit Plan, complete (1) and/or (2) below:

☐ (1)                  The Top Heavy minimum benefit will be provided in the following Defined Benefit Plan maintained by the Employer:

☐ (2)                  Describe any special rules for providing the Top Heavy minimum contribution:

(c)                                  Code §415 Limitation. If the Employer maintains another Defined Contribution Plan in which any Participant is a participant, the rules set forth under Section 5.03(b)(5) of the Plan apply.

To modify the default provisions under Section 5.03(b)(5) of the Plan, designate how such rules will apply.

☐                                    Instead of applying the default rules under Section 5.03(b)(5) of the Plan, the Employer will limit Annual Additions in the following manner:

[Note: Any method designated above must provide for the proper reduction of any Excess Amounts and must preclude Employer discretion.]

11-5                       FAIL-SAFE COVERAGE PROVISION. If the Plan fails the minimum coverage test under Code §410(b) due to the application of an allocation condition under AA §6-5, the Employer must amend the Plan in accordance with the provisions of Section 14.02(a) of the Plan to correct the coverage violation.

Alternatively, the Employer may elect under subsection (a) or (b) below to apply a Fail-Safe Coverage Provision that will allow the Plan to automatically correct the minimum coverage violation.

☐ (a)                  The Fail-Safe Coverage Provision applies based on service with the Employer. (See Section 14.02(b)(1) of the Plan.)

☐ (b)                  The Fail-Safe Coverage Provision applies based on Plan Compensation. (See Section 14.02(b)(2) of the Plan).

[Note: Do not check (a) or (b) if the Fail-Safe Coverage Provision does not apply. If the Fail-Safe Coverage Provision applies, the Plan may not perform the average benefit test to demonstrate compliance with the coverage requirements under Code §410(b), except as provided in Section 14.02 of the Plan.]

11-6                       ELECTION NOT TO PARTICIPATE (see Section 2.08 of the Plan). All Participants share in any allocation under this Plan and no Employee may waive out of Plan participation.

To allow Employees to make a one-time irrevocable waiver, check below.

☐            An Employee may make a one-time irrevocable election not to participate under the Plan at any time prior to the time the Employee first becomes eligible to participate under the Plan. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code §410(b).]

11-7                       PROTECTED BENEFITS. There are no protected benefits (as described in Code §411(d)(6)) other than those described in the Plan.

To designate protected benefits other than those described in the Plan, check the box below and describe the protected benefits in an Addendum to this Agreement.

☐            Additional protected benefits are provided to Participants in addition to those described in the Plan. See the Addendum attached to this Adoption Agreement for a description of such protected benefits.

11-8                       HEART ACT PROVISIONS — BENEFIT ACCRUALS. The benefit accrual provisions under Section 15.05(a) of the Plan do not apply. To apply the benefit accrual provisions under Section 15.05(a), check the box below.

☐                                    Eligibility for Plan benefits. Check this box if the Plan will provide the benefits described in Section 15.05(a) of the Plan. If this box is checked, an individual who dies or becomes disabled in qualified military service will be treated as reemployed for purposes of determining entitlement to benefits under the Plan.

Veritex Community Bank Employee Stock Ownership Plan

Appendix A — Special Effective Dates

APPENDIX A
SPECIAL EFFECTIVE DATES

☐ A-1                                Eligible Employees. The definition of Eligible Employee under AA §3 is effective as follows:

☐ A-2                                Minimum age and service conditions. The minimum age and service conditions Entry Date provisions specified in AA §4 are effective as follows:

☐ A-3                                Compensation definitions. The compensation definitions under AA §5 are effective as follows:

☐ A-4                                Employer Contributions. The Employer Contribution provisions under AA §6 are effective as follows:

☐ A-5                                Retirement ages. The retirement age provisions under AA §7 are effective as follows:

☐ A-6                                Vesting and forfeiture rules. The rules regarding vesting and forfeitures under AA §8 are effective as follows:

☐ A-7                                Distribution provisions. The distribution provisions under AA §9 are effective as follows:

☐ A-8                                In-service distributions and Required Minimum Distributions. The provisions regarding in-service distribution and Required Minimum Distributions under AA §10 are effective as follows:

☐ A-9                                Miscellaneous provisions. The provisions under AA §11 are effective as follows:

☐ A-10                         Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of Section 14.04 of the Plan apply, except as follows:

☐ A-1 1                      Other special effective dates:

A-1

Veritex Community Bank Employee Stock Ownership Plan

Appendix B — Loan Policy

APPENDIX B
LOAN POLICY

B-1                            Are PARTICIPANT LOANS permitted? (See Section 13 of the Plan.)

☐ (a)                  Yes.                         ☒ (b)                No.

B-2                            LOAN PROCEDURES.

☐ (a)                  Loans will be provided under the default loan procedures set forth in Section 13 of the Plan, unless modified under this Appendix B.

☐ (b)                  Loans will be provided under a separate written loan policy. [If this (b) is checked, do not complete the remainder of this Appendix B.]

B-3                            LOAN LIMITS. The default loan policy under Section 13.03 of the Plan allows Participants to take a loan provided all outstanding loans do not exceed 50% of the Participant’s vested Account Balance. To override the default loan policy to allow loans up to $10,000, even if greater than 50% of the Participant’s vested Account Balance, check box below.

☐                                    A Participant may take a loan equal to the greater of $10,000 or 50% of the Participant’s vested Account Balance. [If this AA §B-3 is checked, the Participant may be required to provide adequate security as required under Section 13.06 of the Plan.]

B-4                            NUMBER OF LOANS. The default loan policy under Section 13.04 of the Plan restricts Participants to one loan outstanding at any time. To override the default loan policy and permit Participants to have more than one loan outstanding at any time, complete (a) or (b) below.

☐ (a)                  A Participant may have            loans outstanding at any time.

☐ (b)                  There are no restrictions on the number of loans a Participant may have outstanding at any time.

B-5                            INTEREST RATE. The default loan policy under Section 13.05 of the Plan provides for an interest rate commensurate with the interest rates charged by local commercial banks for similar loans. To override the default loan policy and provide a specific interest rate to be charged on Participant loans, complete this AA §B-5.

☐ (a)                  The prime interest rate

☐ (1)                  plus          percentage point(s).

☐ (b)                  Describe:

B-6                            MINIMUM LOAN AMOUNT. The default loan policy under Section 13.04 of the Plan provides that a Participant may not receive a loan of less than $1,000. To modify the minimum loan amount, complete (a) or (b) below.

☐ (a)                  There is no minimum loan amount.

☐ (b)                  The minimum loan amount is $          .

B-7                            PURPOSE OF LOAN. The default loan policy under Section 13.02 of the Plan provides that a Participant may receive a Participant loan for any purpose. To modify the default loan policy to restrict the availability of Participant loans, complete (a) or (b) below.

☐ (a)                  A Participant may only receive a Participant loan upon the demonstration of a hardship event, as described in Section 8.11(d)(1)(i) of the Plan.

☐ (b)                  A Participant may only receive a Participant loan under the following circumstances:

B-1

Veritex Community Bank Employee Stock Ownership Plan

Appendix C — Administrative Elections

APPENDIX C
ADMINISTRATIVE ELECTIONS

Use this Appendix C to identify certain elections dealing with the administration of the Plan. These elections may be changed without reexecuting this Agreement by substituting an updated Appendix C with new elections.

C-1                            DIRECTION OF INVESTMENTS. Are Participants permitted to direct investments? (See Section 10.08 of the Plan.)

☒ (a)                No

☐ (b)                  Yes

☐                                    Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 10.08(d) of the Plan.)

[Note: A Participant must have the right to direct the investment of his/her ESOP Contributions (as designated under AA §2-4) to the extent required under Section 12.06 of the Plan. This AA §C-1 may be completed to permit directed investments of ESOP Contributions prior to the required diversification under Section 12.06 of the Plan or to allow Participants to direct the investment of non-ESOP Contributions.]

C-2                            ROLLOVER CONTRIBUTIONS. Does the Plan accept Rollover Contributions? (See Section 3.07 of the Plan.)

☒ (a)                No

☐ (b)                  Yes

[Note: The Employer may designate in separate written procedures the extent to which it will accept rollovers from designated plan types. For example, the Employer may decide not to accept rollovers from certain designated plans (e.g., 403(b) plans, §457 plans or IRAs). Any special rollover procedures will apply uniformly to all Participants under the Plan.]

C-3                            QDRO PROCEDURES. Do the default QDRO procedures under Section 11.06 of the Plan apply?

☐ (a)                  No

☒ (b)                Yes

C-1

Veritex Community Bank Employee Stock Ownership Plan

Appendix D — Allocation Conditions

APPENDIX D
ALLLOCATION CONDITIONS

Special provision with respect to Section 6-5, Allocation Conditions.

To the extent Company Stock is purchased with the proceeds of an Exempt Loan (as defined in Section 12.05) and such Company Stock is held in a Suspense Account pending repayment of the Exempt Loan, Malcolm Holland shall not receive an allocation of Employer Contributions under the Plan.

D-1

Veritex Community Bank Employee Stock Ownership Plan

Employer Signature Page

EMPLOYER SIGNATURE PAGE

PURPOSE OF EXECUTION. This Signature Page is being executed for Veritex Community Bank Employee Stock Ownership Plan to effect:

☒ (a)	The adoption of a new plan, effective	01-01-2012	[insert Effective Date of Plan].

☐ (b)	The restatement of an existing plan, effective	[insert Effective Date of Plan].

(1) Name of Plan(s) being restated:

(2) The original effective date of the plan(s) being restated:

☐ (c)                   An amendment of the Plan. If this Plan is being amended, the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Signature Pages should be retained as part of this Adoption Agreement.

(1)                       Identify the Adoption Agreement section(s) being amended:

(2)                       Effective Date(s) of such changes:

☐ (d)                  To identify a Successor Employer. Check this selection if a successor to the signatory Employer is continuing this Plan as a Successor Employer. Complete this Signature Page and substitute a new page I under this Adoption Agreement to identify the Successor Employer. All prior Signature Pages should be retained as part of this Adoption Agreement.

(1)                     Effective Date of the amendment is:

By signing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the ESOP Basic Plan Document — Cycle A. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Veritex Community Bank
(Name of Employer)

C. Malcolm Holland	CEO
(Name of authorized representative)	(Title)

/s/ C. Malcolm Holland	12-31-12
(Signature)	(Date)

ER-1

Veritex Community Bank Employee Stock Ownership Plan

Trustee Declaration

TRUSTEE DECLARATION

Effective date of Trustee Declaration:	01-01-2012

The Trustee’s investment powers are:

☒ (a)                Discretionary. The Trustee has discretion to invest Plan assets, unless specifically directed otherwise by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☐ (b)                  Nondiscretionary. The Trustee may only invest Plan assets as directed by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.

☐ (c)                   Determined under a separate trust agreement. The Trustee’s investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the Plan.

Trustee Signature. By executing this Adoption Agreement, the designated Trustee(s) accept the responsibilities and obligations set forth under the Plan and Adoption Agreement.

C. Malcolm Holland
(Print name of Trustee)

/s/ C. Malcolm Holland	12-31-12
(Signature of Trustee or authorized representative)	(Date)

TD-1